UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2012


                       ENVISION SOLAR INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


          NEVADA                      333-147104                  26-1342810
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(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583


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          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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         On March  22,  2012,  Envision  Solar  International,  Inc.  ("Envision
Solar") executed a non binding letter of intent (LOI) with General Motors LLC ("General Motors"). The LOI states that it is the intention of General Motors to work with Envision Solar to exclusively collaborate with Envision Solar in the promotion and deployment of Solar Tree(R) structures throughout its Cadillac dealership network. Envision Solar and its leasing partner intend to offer a no money down low monthly lease payment for such structures. General Motors will also, from time to time, make certain funds available which will, along with the electrical savings, offset the Cadillac dealership's direct costs associated with any lease in this nationwide deployment.

          A copy of this LOI agreement is attached hereto as exhibit 10.1 and is incorporated herein by reference.


ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.
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         (d)  Exhibits

         10.1  Letter of Intent with General Motors, LLC.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     ENVISION SOLAR INTERNATIONAL, INC.


March 23, 2012                       By: /s/ Desmond Wheatley
                                         --------------------
                                     Desmond Wheatley, Chief Executive Officer















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